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                                                                   EXHIBIT 21.01

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

                                 LIST OF SUBSIDIARIES

-------------------------------------------- ----------------------------------------------
                                             STATE OR JURISDICTION OF INCORPORATION OR
NAME                                         ORGANIZATION
-------------------------------------------- ----------------------------------------------
GLOBEtrotter Software, Inc.                  California
-------------------------------------------- ----------------------------------------------
Macrovision UK Limited                       United Kingdom
-------------------------------------------- ----------------------------------------------
Macrovision Europe Limited                   United Kingdom
-------------------------------------------- ----------------------------------------------
Macrovision Europe Holding Company Limited   United Kingdom
-------------------------------------------- ----------------------------------------------
Globetrotter Europe Limited                  United Kingdom
-------------------------------------------- ----------------------------------------------
Macrovision Japan and Asia KK                Japan
-------------------------------------------- ----------------------------------------------
Macrovision Israel, Ltd.                     Israel
-------------------------------------------- ----------------------------------------------
Macrovision Service Corporation              Delaware
-------------------------------------------- ----------------------------------------------
Macrovision (Barbados), Ltd.                 California
-------------------------------------------- ----------------------------------------------
Macrovision International Holding Limited    Cayman Islands
Partnership
-------------------------------------------- ----------------------------------------------
Macrovision Licensing & Holding B.V.         Netherlands
-------------------------------------------- ----------------------------------------------
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